UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 20, 2007
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-16760 (Commission File Number)	88-0215232 (I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada (Address of Principal Executive Offices)		89109 (Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d). Election of Directors.
     On March 20, 2007, the Board of Directors of MGM MIRAGE, a Delaware corporation (the “Company”), appointed Daniel J. Taylor as a new director of the Company to serve as a member of the Company’s Board of Directors until the Company’s next annual meeting or until his successor is elected and qualified. Additionally, Mr. Taylor shall serve on the Compensation Committee of the Board of Directors of the Company.
     Mr. Taylor currently serves as an executive of Tracinda Corporation, a corporation wholly-owned by Kirk Kerkorian. Mr. Taylor also is a member of the Board of Directors of Inforte Corporation where he serves as Chair of the Compensation Committee and a member of the Audit Committee
     There is no arrangement or understanding between Mr. Taylor and any other persons pursuant to which he was appointed as a director of the Company. Furthermore, Mr. Taylor is not currently engaged, and has not been engaged during the last fiscal year, in any related transaction with the Company within the meaning of Section 404(a) of Regulation S-K, except in his capacity as an officer of Tracinda Corporation. In addition, Mr. Taylor, as a member of the Board of Directors of the Company and as a member of its Compensation Committee, will be entitled to receive fees paid and stock appreciation rights granted by the Company to its directors who are not full-time employees of the Company. The description of the transactions between Tracinda Corporation and the Company, for the purposes of Section 404(a) of Regulation S-K, and the description of compensation of directors of the Company were previously reported in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “Commission”) on April 3, 2006, and are incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     The following information set forth in this Item 7.01 of this Form 8-K, including the text of the press release, attached as Exhibit 99 to this Form 8-K, is being furnished to, but not filed with, the Commission.
     On March 22, 2007, in connection with the election of Mr. Taylor as a director of the Company, the Company issued a press release, a copy of which is attached as Exhibit 99 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

No.	Description
99 *	Text of the press release of the Company dated March 22, 2007.

*	Exhibit 99 is being furnished to the Commission pursuant to Item 7.01 and shall not be deemed filed with the Commission, nor shall it be deemed incorporated by reference in any filing with the Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE
Date: March 23, 2007	By:	/s/ Bryan L. Wright
	Name:	Bryan L. Wright
	Title:	Senior Vice President, Assistant General Counsel and Assistant Secretary

INDEX TO EXHIBITS

No.	Description

99*	Text of the press release of the Registrant dated March 22, 2007.

*	Exhibit 99 is being furnished to the Commission pursuant to Item 7.01 and shall not be deemed filed with the Commission, nor shall it be deemed incorporated by reference in any filing with the Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.